UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2014 (May 29, 2014)

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

460 Herndon Parkway, Suite 150

Herndon, VA 20170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 456-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated June 4, 2014, filed by HC2 Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) disclosing the completion of the acquisition of 2,500,000 shares, or approximately 60% of the outstanding stock of Schuff International, Inc. (“Schuff”) from SAS Venture LLC. This amendment on Form 8-K/A is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Subsequent to this initial investment, the Company negotiated an agreement to purchase an additional 198,411 shares, which increased the Company’s ownership interest to approximately 65%. In June 2014, Schuff repurchased a portion of its outstanding common stock which had the effect of increasing the Company’s ownership interest to 70%.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited balance sheets of Schuff as of December 29, 2013 and December 30, 2012 and audited statements of operations, stockholders’ equity, and cash flows of Schuff for each of the three years in the period ended December 29, 2013 and the notes related thereto and the related independent auditors’ report of Grant Thornton LLP are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited balance sheet of Schuff as of March 30, 2014 and the related unaudited statements of income, stockholders’ equity, and cash flows for the three month periods ended March 30, 2014 and March 31, 2013, and the notes related thereto, are filed hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

99.1	Audited balance sheets of Schuff as of December 29, 2013 and December 30, 2012 and audited statements of operations, stockholders’ equity, and cash flows of Schuff for each of the three years in the period ended December 29, 2013 and the notes related thereto and the related independent auditors’ report.

99.2	Unaudited balance sheet of Schuff as of March 30, 2014 and the related unaudited statements of income, stockholders’ equity and cash flows for the three month periods ended March 30, 2014 and March 31, 2013, and the notes related thereto and the related independent auditors’ report.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013 and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc. (Registrant)

Date: August 14, 2014	By:	/s/ Mesfin Demise
	Name:	Mesfin Demise
	Title:	Chief Financial Officer, Corporate Controller and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited balance sheets of Schuff as of December 29, 2013 and December 30, 2012 and audited statements of operations, stockholders’ equity, and cash flows of Schuff for each of the three years in the period ended December 29, 2013 and the notes related thereto and the related independent auditors’ report.

99.2	Unaudited balance sheet of Schuff as of March 30, 2014 and the related unaudited statements of income, stockholders’ equity and cash flows for the three month periods ended March 30, 2014 and March 31, 2013, and the notes related thereto and the related independent auditors’ report.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013 and the notes related thereto.